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                                                              Exhibit 10.4
                                SPLIT-DOLLAR AGREEMENT

     THIS AGREEMENT made and entered into this 21st day of January, 1999, by and among Hexcel Corporation, a Delaware Corporation, with principal offices and place of business in the State of Connecticut (hereinafter referred to as the "Corporation"), John J. Lee, an individual residing in the State of New York (hereinafter referred to as the "Employee"), and John J. Lee, III, David R. Lindskog and Stewart J. McMillan, Trustees of the John J. Lee 1998 Irrevocable Insurance Trust U/A December 23, 1998 (hereinafter referred to as the "Owner"),

     WITNESSETH THAT:

     WHEREAS, the Employee is employed by the Corporation; and

     WHEREAS, the Employee wishes to provide life insurance protection for his family, under a policy of life insurance (hereinafter referred to as the "Policy"), insuring his life and the life of his wife (hereinafter jointly referred to as the "Insureds"), which Policy is described in Exhibit A attached hereto and by this reference made a part hereof, and which is being issued by Pacific Life Insurance Company (hereinafter referred to as the "Insurer"); and

     WHEREAS, the Corporation is willing to pay a portion of the premiums due on the Policy as an additional employment benefit for the Employee, on the terms and conditions hereinafter set forth; and

     WHEREAS, Owner is the owner of the Policy and, as such, possesses all incidents of ownership in and to the Policy; and

     WHEREAS, the Corporation wishes to have the Policy collaterally assigned to it by the Owner, in order to secure the repayment of the amounts which it will pay toward the premiums on the Policy; and


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     NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein, the parties hereto agree as follows:

     1. PURCHASE OF POLICY. The Owner will contemporaneously purchase the Policy from the Insurer which has a Face Amount of Insurance (as such term is defined in the Policy) of $5,026,917 and Increasing Death Benefit Option (as such term is defined in the Policy). The parties hereto agree that they will take all necessary action to cause the Insurer to issue the Policy, and shall take any further action which may be necessary to cause the Policy to conform to the provisions of this Agreement. The parties hereto agree that the Policy shall be subject to the terms and conditions of this Agreement and of the collateral assignment filed with the Insurer relating to the Policy.

     2. OWNERSHIP OF POLICY. The Owner shall be the sole and absolute owner of the Policy, and may exercise all ownership rights granted to the owner thereof by the terms of the Policy, including, but not limited to, the right to elect to change the Death Benefit Option, the Face Amount of Insurance and the investment options of the Policy, except as may otherwise be provided herein.

     3.    PAYMENT OF PREMIUMS.

           a. Thirty (30) days prior to the payment of a Policy premium, the Corporation shall notify the Employee and the Owner of the exact amount due from the Employee hereunder, which shall be an amount equal to the annual cost of current life insurance protection on the joint lives of the Insureds, measured by the U.S. Life Table 38, while both are alive and thereafter measured by the lower of the PS 58 rate, set forth in Revenue Ruling 55-747 (or the corresponding applicable provision of any future Revenue Ruling), or the Insurer's current


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published premium rate for annually renewable term insurance for standard risks. Either the Employee or the Owner, on behalf of the Employee, shall pay such required contribution to the Corporation prior to the premium due date. If neither the Employee nor the Owner makes such timely payment, the Corporation, in its sole discretion, may elect to make the Employee's portion of the premium payment, which payment shall be recovered by the Corporation as provided herein.

           b. The Corporation shall pay the sum of Two Hundred Fifty-Seven Thousand Eight Hundred and Seventy Dollars ($257,870) annually, for five consecutive years beginning on the date of this Agreement to the Insurer, and shall, upon request, promptly furnish the Employee evidence of timely payment of such payment. The Corporation shall annually furnish the Employee a statement of the amount of income reportable by the Employee for federal and state income tax purposes as a result of the insurance protection provided the Owner as the Policy beneficiary.

     4. COLLATERAL ASSIGNMENT. To secure the repayment to the Corporation of the amount of the premiums on the Policy paid by it hereunder, the Owner has, contemporaneously herewith, assigned the Policy to the Corporation as collateral, under the form used by the Insurer for such assignments. Notwithstanding any other provision hereof or such assignment, the Corporation shall neither have nor exercise the power to borrow against, withdraw from, nor surrender or cancel the Policy during the term of this Agreement. The collateral assignment of the Policy to the Corporation hereunder shall not be terminated, altered or amended by the Owner, without the express written consent of the Corporation. The parties hereto agree to take


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all action necessary to cause such collateral assignment to conform to the provisions of this Agreement.

     5.    LIMITATIONS ON OWNER'S RIGHTS IN POLICY.

           a. Except as otherwise provided herein, the Owner shall not sell, assign, transfer, borrow against or withdraw from the cash surrender value of the Policy, surrender or cancel the Policy, change the beneficiary designation provision thereof, or change the Face Amount of Insurance or the Death Benefit Option of the Policy without, in any such case, the express written consent of the Corporation.

           b. Notwithstanding any provision hereof to the contrary, the Owner shall have the sole authority to direct the manner in which the account(s) established pursuant to the terms of the Policy shall be invested among the various investment options from time to time available pursuant to the terms of the Policy.

     6.    COLLECTION OF DEATH PROCEEDS.

           a. Upon the death of the survivor of the Insureds, the Corporation and the Owner shall cooperate with the beneficiary or beneficiaries designated by the Owner to take whatever action is necessary to collect the death benefit provided under the Policy; when such benefit has been collected and paid as provided herein, this Agreement shall thereupon terminate.

           b. Upon the death of the survivor of the Insureds, the Corporation shall have the unqualified right to receive a portion of such death benefit equal to the total amount of the premiums paid by it hereunder. The balance of the death benefit provided under the Policy, if any, shall be paid directly to the beneficiary or beneficiaries designated by the Owner, in the manner and in the amount or amounts provided in the beneficiary designation provision of the


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Policy.  In no event shall the amount payable to the Corporation hereunder exceed the Policy proceeds payable as a result of the maturity of the Policy as a death claim. No amount shall be paid from such death benefit to the beneficiary or beneficiaries designated by the Owner until the full amount due the Corporation hereunder has been paid. The parties hereto agree that the beneficiary designation provision of the Policy shall conform to the provisions hereof.

           c. Notwithstanding any provision hereof to the contrary, in the event that, for any reason whatsoever, no death benefit is payable under the Policy upon the death of the survivor of the Insureds and in lieu thereof the Insurer refunds all or any part of the premiums paid for the Policy, the Corporation and the beneficiary or beneficiaries designated by the Owner shall have the unqualified right to share such premiums based on their respective cumulative contributions thereto.

     7.    TERMINATION OF THE AGREEMENT DURING THE LIFETIME OF THE INSUREDS.

           a. This Agreement shall terminate, while either of the Insureds is alive, without notice, upon the occurrence of any of the following events:
(a) total cessation of the Corporation's business; (b) bankruptcy, receivership or dissolution of the Corporation; or (c) on the sixteenth anniversary of this Agreement.

           b. In addition, either the Employee or the Owner may terminate this Agreement while either of the Insureds is alive and while no premium under the Policy is overdue, by written notice to the other parties hereto. Such termination shall be effective as of the date of such notice. The Corporation shall not have the right to terminate this Agreement.


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     8.    DISPOSITION OF THE POLICY ON TERMINATION OF THE AGREEMENT DURING THE
LIFETIME OF THE INSUREDS.

           a. For sixty (60) days after the date of the termination of this Agreement during the lifetime of the Insureds, the Owner shall have the option of obtaining the release of the collateral assignment of the Policy to the Corporation. To obtain such release, the Owner shall reimburse to the Corporation the lesser of the total amount of the premium payments made by the Corporation hereunder or the then cash surrender value of the Policy. Upon receipt of such amount, the Corporation shall release the collateral assignment of the Policy, by the execution and delivery of an appropriate instrument of release.

           b.    If the Owner fails to exercise such option within such sixty
(60) day period, then, at the request of the Corporation, the Owner shall execute any document or documents required by the Insurer to transfer the interest of the Owner in the Policy to the Corporation. Alternatively, the Corporation may enforce its right to be repaid the amount due it hereunder from the cash surrender value of the Policy under the collateral assignment of the Policy; provided that in the event the cash surrender value of the Policy exceeds the amount due the Corporation, such excess shall be paid to the Owner. Thereafter, neither the Owner nor the Owner's successors, assigns or beneficiaries shall have any further interest in and to the Policy, either under the terms thereof or under this Agreement.

     9. INSURER NOT A PARTY. The Insurer shall be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary or beneficiaries named in the Policy, subject to the terms and conditions of the Policy. In no event shall the Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provision of


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this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of the Insurer as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by the collateral assignment executed by the Owner and filed with the Insurer in connection herewith.

     10. NAMED FIDUCIARY, DETERMINATION OF BENEFITS, CLAIMS PROCEDURE AND ADMINISTRATION.

           a. The Corporation is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.

           b.    (1)     CLAIM.

                 A person who believes that he or she is being denied a benefit to which he or she is entitled under this Agreement (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Corporation, setting forth his or her claim. The request must be addressed to the President of the Corporation at its then principal place of business.

           (2)   CLAIM DECISION.

                 Upon receipt of a claim, the Corporation shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Corporation may, however, extend the reply period for an additional ninety (90) days for reasonable cause.


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                 If the claim is denied in whole or in part, the Corporation shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth: (a) the specific reason or reasons for such denial; (b) the specific reference to pertinent provisions of this Agreement on which such denial is based; (c) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary; (d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and (e) the time limits for requesting a review under subsection (3) and for review under subsection (4) hereof.

           (3)   REQUEST FOR REVIEW.

                 Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Secretary of the Corporation review the determination of the Corporation. Such request must be addressed to the Secretary of the Corporation, at its then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Corporation. If the Claimant does not request a review of the Corporation's determination by the Secretary of the Corporation within such sixty (60) day period, he shall be barred and estopped from challenging the Corporation's determination.

           (4)   REVIEW OF DECISION.

                 Within sixty (60) days after the Secretary's receipt of a request for review, he or she will review the Corporation's determination. After considering all materials presented by the Claimant, the Secretary will render a written opinion, written in a manner calculated to be


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understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Agreement on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Secretary will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

     11. AMENDMENT. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

     12. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns, and the Employee, the Owner, and their respective successors, assigns, heirs, executors, administrators and beneficiaries.

     13. NOTICE. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Corporation. The date of such mailing shall be deemed the date of notice, consent or demand.


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     14.   GOVERNING LAW.  This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Connecticut.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in triplicate, as of the day and year first above written.

                              HEXCEL CORPORATION


                              By_______________________________________
                                        President
ATTEST:
_______________________
Secretary
                                        "Corporation"
                              __________________________________________
                                        JOHN J. LEE,

                                        "Employee"

                              JOHN J. LEE IRREVOCABLE INSURANCE TRUST U/A DATED DECEMBER 23, 1998

                              By_______________________________________
                                   John J. Lee, III,        Trustee

                              By_______________________________________
                                   David R. Lindskog,       Trustee

                              By_______________________________________
                                   Stewart J. McMillan,          Trustee
                                        "Owner"


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                                      EXHIBIT A

           The following life insurance policy is subject to the attached Split-Dollar Agreement:


Insurer                       Pacific Life

Insureds                      John J. Lee and Gayle K. Lee

Policy Number                 VP6072977-0

Face Amount of Insurance      $5,026,917

Dividend Option               None

Death Benefit Option:         Increasing

Date of Issue                 December 5, 1998


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